Exhibit 10.7
SECOND AMENDMENT TO ENGINEERING, PROCUREMENT AND CONSTRUCTION AGREEMENT
This Second Amendment to Engineering, Procurement and Construction Agreement (this “Amendment”) is entered into as of May 13, 2026 (the “Amendment Effective Date”), by and between:
EMPower USA, LLC, a Texas limited liability company (“Owner”), and
Saulsbury Industries, Inc., a Texas corporation (“Contractor”).
Owner and Contractor are referred to herein individually as a “Party” and collectively as the “Parties”.
RECITALS
WHEREAS, the Parties entered into that certain Engineering, Procurement and Construction Agreement dated December 15, 2025 (the “Agreement”) relating to the Facility;
WHEREAS, the Parties entered into that certain First Amendment to Engineering, Procurement and Construction Agreement dated March 6, 2026 (the “First Amendment”);
WHEREAS, pursuant to the Agreement, certain insurance coverages, including Builder’s All Risk insurance (the “Builders All-Risk Policy”), were included within the pricing of the Work, notwithstanding that Owner shall procure and maintain the Builders All-Risk Policy directly, and shall be responsible for applicable deductibles, as agreed under Section 4 of Attachment Q of the Agreement, thus the Compensation shall be adjusted accordingly;
WHEREAS, the Parties further desire to clarify certain scope allocations, including (i) the removal of duplicate switchgear supply from Contractor’s scope that is already included in the scope of the Main Subcontractor under the EEQ Agreement, and (ii) the inclusion of access road scope;
WHEREAS, the Parties have further agreed to clarify the allocation of responsibility for obtaining Permits required in connection with the Facility, the Site or the Work and to document in greater detail the Permits to be obtained by each Party.
AGREEMENT
NOW, THEREFORE, in consideration of the mutual covenants contained herein, the Parties agree as follows:
1. Defined Terms
Unless otherwise defined herein, all capitalized terms used in this Amendment shall have the meanings given to them in the Agreement and/or in the First Amendment, as it may correspond.

2. Amendment to Compensation
2.1 Amendment to Section 5.1
Section 5.1 of the Agreement is hereby deleted in its entirety and replaced with the following:
“5.1 Compensation.
As compensation in full to Contractor for the full and complete performance of the Work and all of Contractor’s other obligations under this Agreement with respect to the Work, Owner shall pay Contractor U.S. $196,711,035.70 (one hundred ninety six million seven hundred eleven thousand thirty five Dollars 70/100) (the “Compensation”). For the avoidance of doubt, the Compensation includes any Texas state and local sales and use taxes on the EEQ Supplied Equipment, but shall not include any storage costs payable by Contractor pursuant to Section 2.5 of the EEQ Agreement. The Compensation is comprised of the two following amounts:
A. EEQ Supplied Equipment Cost: This will be the amount paid for the supply of the EEQ Supplied Equipment and the provision of the services by Main Subcontractor pursuant to the scope provided under the EEQ Agreement. This EEQ Supplied Equipment Cost is determined and shall be paid pursuant to Schedule A-2 of Attachment A, along with any applicable banking charges incurred by making payments to Main Subcontractor.
B. Contractor’s Supply and Labor Costs: This will be the amount paid to Contractor for the supply of all materials, labor, Equipment (excluding the EEQ Supplied Equipment), charges, and expenses of whatever nature applicable to the Work. The Contractor’s Supply and Labor Costs is determined and shall be paid pursuant to Schedule A-1.”
2.2 Amendment to Schedule A-1
Schedule A-1 to the Agreement is hereby deleted in its entirety and replaced with the new Schedule A-1 attached as Exhibit A to this Amendment.
3. Scope Adjustments
3.1 Amendment to Schedule A-5
Schedule A-5 to the Agreement is hereby deleted in its entirety and replaced with the new Schedule A-5 attached as Exhibit B to this Amendment to clarify certain scope allocations, including (i) the removal of duplicate switchgear supply from Contractor’s scope that is already included in the scope of the Main Subcontractor under the EEQ Agreement, and (ii) the inclusion of access road scope.

3.2 Amendment to Schedule A-6
Schedule A-6 to the Agreement is hereby supplemented by the additional document attached as Exhibit C to this Amendment, which is incorporated into and made part of Schedule A-6 for purposes of clarifying the inclusion and allocation of the access road scope.
4. Allocation of Permits
4.1 Amendment to Attachment E
Attachment E to the Agreement is hereby deleted in its entirety and replaced with the new Attachment E attached as Exhibit D.
4.2 Amendment to Attachment F
Attachment F to the Agreement is hereby deleted in its entirety and replaced with the new Attachment F attached as Exhibit E.
5. No Other Waiver or Modifications
Except as expressly set forth hereby, nothing in this Amendment shall constitute a waiver of any other provision of the Agreement and all other terms and conditions of the Agreement shall remain in full force and effect and are hereby ratified and confirmed.
6. Governing Law
This Amendment shall be governed by and construed in accordance with the same governing law specified in the Agreement.
7. Counterparts
This Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.
IN WITNESS WHEREOF, the Parties have executed this Amendment as of the Amendment Effective Date.
[SIGNATURE PAGE FOLLOWS]

OWNER:
EMPower USA, LLC
By: /s/ Daniel Gutiérrez Méndez
Name: Daniel Gutiérrez Méndez
Title: Manager

By: /s/ Sean M. Andrews
Name: Sean M. Andrews
Title: Manager

CONTRACTOR:
Saulsbury Industries, Inc.
By: /s/ Jeremy Nelson
Name: Jeremy Nelson
Title: VP/GM EPC Operations

[SIGNATURE PAGE OF THE SECOND AMENDMENT TO ENGINEERING, PROCUREMENT AND CONSTRUCTION AGREEMENT, ENTERED INTO BY AND BETWEEN EMPOWER USA, LLC AND SAULSBURY INDUSTRIES, INC., DATED MAY 13, 2026]

[Exhibits A through E to this Amendment (Exhibit A, Schedule A-1 (Payment Schedule); Exhibit B, Schedule A-5 (Division of Responsibility Matrix); Exhibit C, supplement to Schedule A-6 (access road scope); Exhibit D, Attachment E (Contractor Permits); and Exhibit E, Attachment F (Owner Permits)) have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant agrees to furnish supplementally a copy of any omitted schedule or attachment to the Securities and Exchange Commission upon request.]